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                                                                     EXHIBIT 5.4

            [LETTERHEAD OF RICHARDS BUTLER INTERNATIONAL LAW FIRM]





                                                               2nd October, 2000
Dear Sirs,

We have been asked to provide this opinion with regard to certain aspects of the laws of the Hong Kong Special Administrative Region of the People's Republic of China (the "Hong Kong SAR" or "Hong Kong") in respect of the guarantee by ASAT Limited, ASAT Holdings Limited, ASAT (Cayman) Limited, Timerson Limited and ASAT, Inc. (the "Guarantors") contained in an indenture dated as of 29th October, 1999 between ASAT (Finance) Limited (the "Issuer"), the Guarantors and The Chase Manhattan Bank, as trustee (the "Indenture") in connection with the filing by the Issuer, a Delaware corporation, of an Amendment No. 1 to the Registration Statement on Form S-4/F-4, Registration No. 333-11292 (the "Registration Statement"), with the United States Securities and Exchange Commission for the purpose of registering under the United States Securities Act of 1933, as amended, up to US$155,000,000 12.5% Senior Notes in exchange for the Issuer's outstanding 12.5% Senior Notes due 2006 and the guarantees in respect thereof.

All terms defined in the Indenture shall, except where otherwise defined or where the context so requires, have the same meanings in this opinion.

Introduction

1. For the purposes of giving this opinion, we have examined subject to the assumptions and qualifications set out below, the documents listed in
     Schedule 1 hereto (the "Documents") and the documents listed in Schedule 2 hereto.

     Except as expressly stated in this opinion, we have not for the purposes of giving this opinion examined any other contracts, instruments or other documents into which ASAT Limited (the "Company") or any other party may have entered nor have we made any other enquiries concerning the Company or any other person.
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Searches

2. We have undertaken or requested a third party to undertake, as the case may be, the following searches:-

     (a) a search (updated as of 27th October, 1999) at the Hong Kong Companies Registry against the filed particulars of the Company;

     (b) a compulsory winding-up search (updated as of 27th October, 1999) at the Official Receiver's Office of the Hong Kong SAR against the Company; and

     (c) a search carried out by Target On-Line Financial Limited (from 1st January, 1980 to 27th October, 1999)) against the Company of the Cause Book of the High Court of the Hong Kong SAR.


Hong Kong law

3. Our opinion relates solely to the Documents and to the law of the Hong Kong SAR as applied by The Basic Law of the Hong Kong Special Administrative Region of the People's Republic of China (the "Basic Law") at the date of this opinion and is governed by and to be construed in accordance with the law of the Hong Kong SAR as applied by the Basic Law. We have made no investigation of, and express or imply no opinion with respect to, the laws of any other jurisdiction and we do not undertake to advise you of any change in facts or law relevant to the opinions expressed herein. It is limited to the matters stated herein and does not extend and is not to be read as extending by implication to any other matter.


Assumptions

4. In our examination of the Documents and in giving this opinion, we have assumed with your consent and without verification that:-

     (a) all signatures and seals are genuine, that all documents submitted to us as originals are authentic and that all documents submitted to us as copies conform to the originals whether or not certified;

     (b) all factual statements, information and representations and warranties made in the documents listed in Schedules 1 and 2 hereto are correct and accurate and they are complete and up to date;

     (c) each of the Documents constituted and still constitute, or will when executed by the relevant parties thereto (and, in the case of the New Notes, duly and properly authenticated) and delivered constitute, valid and legally binding and enforceable obligations in accordance with its terms as against those parties under the laws and regulations of any jurisdiction other than the Hong Kong SAR which had, would or might have any implication in relation to the opinions expressed herein whether as a matter of conflicts of laws principles or otherwise, including without limitation, of New York;
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     (d)  each of the parties to the Documents (other than the Company) has been duly incorporated or organised or its equivalent and is a validly existing legal entity and had and has the capacity, power and authority to enter into and perform its respective obligations under the Documents and that all assets, undertaking, property, debts, revenues or other rights whatsoever stated or purported to be owned by, or the property of, any of the parties to the Documents or to which any such party is stated or purported to have any title or rights were at the date of execution of the relevant Document and continue to be in fact beneficially owned by such party free from any Lien (as defined in the Indenture hereinafter "Lien"), security interests, set-off or other claims whatsoever other than as created under any relevant Document and any charges or mortgages revealed by the searches referred to in paragraph 2.(a) above as registered against the Company;

     (e) each of the Documents was and has been, as the case may be, duly authorised, executed and delivered by and was and, as the case may be, is binding upon each of the parties to such Document (other than the Company) and that each such party (other than the Company) obtained and will obtain any consent or authorisation and has made or given or will make or give all payments, filings or registrations or notices required or desirable in the Hong Kong SAR in connection with the entry into and performance of its obligations under and the validity, legality and enforceability of each of the Documents and that each such party including the Company obtained and will obtain any consent or authorisation and has made or given, and will make or give, all payments, filings or registrations or notices required or desirable in any other jurisdiction, including without limitation New York, in connection with the entry into and performance of its obligations under and the validity, legality and enforceability of each of the Documents;

     (f) each of the Documents was and has been delivered by each of the parties (except to the extent where we have opined that such Document has been delivered by the Company where required under the laws of the Hong Kong SAR) and was and is not subject to any escrow or similar arrangement;

     (g) there are no provisions of the laws or regulations of any jurisdiction outside the Hong Kong SAR which were or would be (as the case may be) contravened by the execution or delivery of or performance of obligations under, any of the Documents or which had or would or might have any implication in relation to the opinions expressed herein;

     (h) (1) the Director's First Certificate (as defined in Schedule 2 hereto) of the Company on which we have relied with your consent is complete and accurate and that each meeting of the board of directors of the Company of which the relevant Resolution (as defined in Schedule 2 hereto) is a record was held with a quorum present, notice of such meeting having been duly given to all the directors entitled to receive the same and that the proceedings of such meeting were conducted in accordance with the constitutional documents of the Company and the Companies Ordinance of the Hong Kong SAR (Cap.32) (the "CO") including all declarations of directors interests and that the proceedings of such meeting are accurately recorded in the relevant Resolution and that the Designated Officers (as respectively defined in such resolutions) were validly appointed and have and will have the authority to carry out the actions delegated to them and will properly exercise such powers and that such
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               resolutions have not been revoked, amended, superseded, replaced or rescinded and remain in full force and effect;

          (2) each of the shareholders' written resolutions of the Company of which the relevant Shareholders' Written Resolutions are a record were passed in accordance with S116B of the CO and were duly signed by the persons whose signatures appear thereon and that such persons are all persons entitled to receive notice of and attend and vote at general meetings of the Company and that such Shareholders' Written Resolutions have not been revoked, amended, superseded, replaced or rescinded and remain in full force and effect;

(i) no alteration has been made to the Memorandum and Articles of Association of the Company from the copy provided to us for inspection in October 1999 other than the Special Resolution of the Company dated 20th October, 1999;

(j) there has been no alteration in the status or condition of the Company from that revealed in the searches referred to in paragraph 2 above other than as a result of the consummation of transactions contemplated by the Documents to the extent expressly opined on herein which might have an effect on the opinions expressed herein and that such searches reveal all matters required by law to be notified to the Hong Kong Companies Registry, the Office of the Official Receiver and the Registry of the High Court in the Hong Kong SAR (notwithstanding that any time limit for any such notification or registration has not yet expired) and has not been amended or updated or any further documents filed at the Hong Kong Companies Registry, the Office of the Official Receiver or the Registry of the High Court in the Hong Kong SAR in relation thereto since the date of the search; and that such searches did not fail to disclose any information which had been delivered for filing or registration but was not disclosed or as the case may be, did not appear on the relevant public records at the time of our searches;

(k) there was and is commercial justification for the execution and delivery of, and the performance of the obligations under, the Documents to which the Company or any other company incorporated in the Hong Kong SAR is a party and that the directors of the Company and any such other company, as the case may be, concluded this to be the case in good faith; and that the execution and delivery of, and the performance of the obligations under, the Documents to which the Company or any such other company, as the case may be, is a party was and is for and for the commercial benefit of the Company and such other company and that such were conclusions at which the respective directors could and did reasonably and in good faith arrive (on which we express no opinion);

(l) there was and is no matter which would adversely affect or which adversely affected the validity or regularity of the resolutions contained in any of the Resolutions; or would affect or which affected the bone fides of the execution and delivery and performance of any of the Documents;

(m) each of the parties to the Documents was fully solvent at the time of and immediately after execution and delivery of the Documents and is now and has been solvent since that time;
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(n)  each of the parties to the Documents has complied with all laws and regulations relating to its business which might have an effect on the opinions expressed herein;

(p) there was and is no improper purpose for any of the transactions contemplated by any of the Documents and the entry into of the Documents by the parties thereto did not and would not infringe the provisions of any contract, instrument or other document (other than the Documents) entered into by or affecting such parties which might affect the opinions expressed herein;

(q) the persons named as directors of the Company in the Annual Return of the Company were all the directors of the Company as at the date of the relevant Resolutions;

(r) no transaction in relation to the Documents or person having an economic interest in the Documents is a transaction or person in relation to which or whom any Order in Council shall have been made in furtherance of any resolution of the Security Council of the United Nations;

(s) there were and are no other arrangements between any of the parties to the Documents which modify or supersede any of the terms thereof;

(t) (1) neither of the Issuer nor any of the subsidiaries of the Company other than Timerson Limited has established or will establish a place of business in the Hong Kong SAR;

     (2) any other party to any of the Documents which was not already resident in the Hong Kong SAR, at the time of execution of the Documents has not and will not establish a place of business in the Hong Kong SAR and was not and will not become subject to any tax in, or under the laws or regulations of, the Hong Kong SAR;

(u) there has been no change in the circumstances that existed at the date of the Resolutions with regards to any of the transactions contemplated by any of the Documents or any of the parties thereto that might have an effect on
     (i) our opinion dated 29th October 1999 given in respect of, inter alia, the Indenture and/or (ii) the opinions expressed herein.


Opinion

5. Based upon the foregoing and subject to the qualifications set out below and to any matters not disclosed to us, we are of the opinion that:-

     (a) the execution, delivery and performance by the Company of the guarantee contained in the Indenture has been duly authorised by appropriate corporate action on the part of the Company and has been executed and delivered by the Company; and

     (b) the guarantee contained in the Indenture constitutes valid, legally binding and enforceable obligations of the Company under the laws of the Hong Kong SAR.
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Qualifications

6.   This opinion is subject to the following qualifications:-

     (a) certain equitable remedies such as injunction and specific performance are available only at the discretion of the courts of the Hong Kong SAR and are not normally available where damages would be an adequate alternative. In addition, the exercise of legal rights may be affected by equitable considerations;

     (b) the binding nature and enforceability of the Documents are subject to all limitations resulting from bankruptcy, insolvency, liquidation, moratorium, re-organisation, re-construction or other laws, regulations, orders or judgments affecting the rights of creditors generally;

     (c) claims may be or become time barred or otherwise limited by prescription or lapse of time or be or become subject to defences of set-off or counterclaims or abatement and failure to exercise a right or rely on a provision promptly may operate as a waiver of that right or provision notwithstanding any terms of any Document to the contrary;

     (d) (1) where any obligations governed by the laws of the Hong Kong SAR are to be performed, observed or based upon a matter arising in a jurisdiction outside the Hong Kong SAR, they may not be enforceable by the courts of the Hong Kong SAR to the extent that such performance would be illegal or ineffective under the laws or regulations, or contrary to public policy, in that jurisdiction;

          (2) where any obligations are governed by the laws of a jurisdiction outside the Hong Kong SAR, they may not be enforceable by the courts of the Hong Kong SAR to the extent that such performance would be illegal or ineffective under the laws or regulations, or contrary to public policy, in that jurisdiction and/or the Hong Kong SAR;

     (e) we express no opinion as to whether or not a court in the Hong Kong SAR would give effect to any currency indemnity or conversion provisions contained in any of the Documents. Further, whilst the Hong Kong SAR courts have the power to render judgments in foreign currencies, they may not necessarily do so and we express no opinion in this respect;

     (f) a court in the Hong Kong SAR might not enforce the provisions of the Documents to the extent that the same provides an indemnity for, or reimbursement of, legal costs incurred by an unsuccessful litigant; or where the court itself has made an order for costs or which would involve the enforcement of foreign revenue or penal laws. Furthermore, it is possible that a court in the Hong Kong SAR would hold that a judgment on any of the Documents whether given in the court in the Hong Kong SAR or elsewhere, would supersede such Documents to all intents and purposes, so that any obligations in such Documents which would, by their terms, purport to survive such a judgment might not in fact be held to do so;
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     (g)  a Hong Kong SAR court may not allow any sums to be recovered pursuant to contractual provisions which impose increased rates of interest or additional financial penalties to the extent to which they are regarded as amounting to a penalty and not a genuine and reasonable pre-estimate of loss. We express no opinion as to whether any such provisions in the Documents do constitute a penalty. Further, a court in the Hong Kong SAR may order payment of interest after judgment at a rate which differs from that provided in the Documents;

     (h) a certificate, determination, notification, calculation or opinion of any person under the Documents as to any matters provided for in the Documents might be held by the courts in the Hong Kong SAR not to be final, conclusive or binding if it could be shown to have an unreasonable or arbitrary basis, or in the event of manifest error and where any person is vested with a discretion or may determine a matter in its opinion, the law of the Hong Kong SAR may require that such discretion is exercised reasonably or that such opinion is based on reasonable grounds;

     (i) the severability of provisions of the Documents which are illegal, invalid or unenforceable under the laws of any jurisdiction is, as a matter of the laws of the Hong Kong SAR, at the discretion of the court; accordingly we express no opinion as to the enforceability or validity of any provision in the Documents regarding severability;

     (j) a court in the Hong Kong SAR may stay proceedings or decline to accept jurisdiction if concurrent proceedings are being brought elsewhere or where it is shown that there is some other forum, having competent jurisdiction, which is more appropriate for the trial of the action. Further, a court in the Hong Kong SAR may order a plaintiff, who is not ordinarily resident in the Hong Kong SAR to provide security for costs;

     (k) the effectiveness of provisions exculpating a party from a liability or duty otherwise owed are limited by law and an agreement may be varied, amended or discharged by a further agreement or affected by a collateral agreement which may be effected by an oral agreement or a course of dealing between the parties to an agreement, and provisions in the Documents providing that any such agreement may only be amended, waived or otherwise varied by an instrument in writing may not be effective;

     (l) the enforcement of the rights and obligations of the parties to the Documents may be invalidated by fraud and may be limited by the provisions of the laws of the Hong Kong SAR applicable to contracts held to have been frustrated by events happening after their execution;

     (m) we express no opinion on whether any of the Documents may result in the breach of any restrictions on borrowing or the giving of guarantees imposed on any of the persons expressed to be parties thereto by any instrument to which any such person is a party or by which it may be bound and we express no opinion on the validity or enforceability of any provision in the Documents which may or may purport to exclude, limit, fetter or otherwise affect the applicability of statutory or similar provisions with respect to any of the parties to the Documents to the extent the same are not permitted to be so excluded, limited or fettered;
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     (n)  an assignment or a Lien or other security interest may be invalid or unenforceable if the terms attaching to the asset, undertaking, property, debts, revenues, contracts or other rights whatsoever (hereinafter "assets" and each an "asset") to which it relates or which it covers, or on which that asset is held, preclude the creation of an assignment or a Lien or other security interest over it. Furthermore, the enforcement of an assignment or a Lien or security interest is subject to certain rules of law. For example, a person who holds a Lien or other security interest over assets cannot sell the assets to himself and owes a duty to take reasonable care to realise the assets for a proper price;

     (o) a Lien or other security interest over, or assignment of, an asset may rank after:-

          (1) rights or interests which a third party holds in relation to that asset on the date on which the Lien or other security interest or assignment is created; or

          (2) rights or interests which a third party later acquires without notice of the existence of the Lien or other security interest or assignment, or, in some cases, with notice of the existence of the Lien or other security interest or assignment but without notice of a restriction precluding the owner of the asset from creating a right or interest such as that acquired by the third party;

     (p) we draw your attention to the general rule, so far as the law of the Hong Kong SAR is concerned, that the priority of an assignment of, or a Lien or other security interest, over a chattel or an asset such as a sum receivable or the benefit of a contract in relation to another Lien or other security interest or an assignment or an attachment over the same asset would normally depend on the relevant debtor or contract party having received notice of or been notified of the first assignment, Lien or other security interest, as the case may be, before notice of the other Lien or other security interest, assignment or attachment. Furthermore, the effectiveness of an assignment of, or a Lien or other security interest, over an amount receivable or the benefit of a contract may be affected by a default by the person granting the assignment or Lien or other security interest or by the party who is obliged to pay the receivable or to perform the contract, by the insolvency of that party or by the relevant obligational contract being discharged by supervening impossibility. Such an assignment, a Lien or other security interest may also be affected by a right of set-off or similar right to which that party is entitled;

     (q) we express no opinion on the effectiveness of any Lien or other security interest created over, or of any assignment of, any assets situated outside the Hong Kong SAR nor as to the priority of any Lien or other security interest or assignment created under the Documents. In particular, the assets the subject of any Lien or other such security interest or assignment may be or become subject to equities or interests of other persons which take priority to or free from such Lien or other security interests or assignment and the validity, enforceability or effectiveness of a Lien or other security interest or assignment, or its priority in relation to other rights and interests, may be governed or affected by the law which governs, or is otherwise applicable to, the asset which the Lien or other security interest or assignment covers;

     (r) certain of the Liens or other security interests or assignments which are expressed to be created under the relevant Documents as fixed Liens or other security interests or legal Liens or other security interests or assignments may in fact take effect as floating
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          charges and/or equitable Liens or other security interests or assignments, as the case may be;

     (s) it should be noted without prejudice to any other provision of this paragraph 6 that Section 267 of the CO provides that where a company is being wound up, a charge which, when created, was a floating charge on the undertaking or property of the company and which was also created within twelve months of the commencement of the winding-up shall, unless it is established that the company immediately after the creation of the charge was solvent, be invalid, except to the extent of any cash paid to the company at the time of or subsequent to the creation of, or and in consideration for, the charge together with interest. Further, Section 265 of the CO specifies certain preferential debts (including taxation and other debts due to the government) which, in a winding-up, rank in priority to claims under a charge created as a floating charge; rights to distraint, rights under a lien or under a garnishee order or in favour of any execution creditors or rights of set-off may arise in favour of other creditors which may also rank in priority to a floating charge if those rights are exercised prior to the crystallisation of the floating charge;

     (t) it should be noted, without prejudice to any other provision of this paragraph 6, that by section 266 of the CO a payment, security interest, guarantee or indemnity granted by a company within 6 months before the commencement of winding up proceedings will be deemed to be an unfair preference in favour of one of the company's creditors and will be invalid if that payment, security interest, guarantee or indemnity would, had it been granted by an individual within 6 months before the presentation of a bankruptcy petition on which the individual was adjudged to be bankrupt, be deemed to have been an unfair preference. However, the 6 months period is extended in the case of a person who is an "associate" of the company (as defined in Section 51B of the Bankruptcy (Amendment) Ordinance of the laws of the Hong Kong SAR) to a period of within 2 years before the commencement of the winding-up proceedings.


          An individual will be deemed to have given an unfair preference to a person if:

               (a) that person is one of the debtor's creditors or a surety or guarantor of any of his debts or liabilities; and

               (b) the debtor does anything or suffers anything to be done which has the effect of putting that person into a position which, in the event of the debtor's bankruptcy, will be better than the position he would have been in if that thing had not been done.

          The court shall not make an order in respect of an unfair preference unless the debtor who gave the unfair preference was influenced in deciding to give it by a desire to produce in relation to that person the effect mentioned in (b) above.

          Where a company is wound up and it has, at the relevant time, given an unfair preference to any person, the transaction by which the unfair preference arose is invalid and the liquidator may apply to the court for an order that the position be restored to what it would have been if the company had not given the unfair preference;
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     (u)  the searches referred to in paragraph 2 above will not always reveal a
          Lien or whether any particular director holds office or whether any other events have occurred such as a change to the Memorandum of Association or the Articles of Association or any transfer of shares of the Company since the date of incorporation of the Company. This could be due to filing of the appropriate notice (or registration of the appropriate document) having been overlooked by any person, the notice (or document) being in the course of being filed (or registered) or (if successfully filed (or registered)) the notice (or document) not having been placed on the publicly available records of the Company (or the landed property in question);

     (v) no company is, as a matter of the Hong Kong SAR law, capable of contracting with itself, and we therefore express no opinion as to any obligations purporting to be imposed on the Issuer or on any of the other parties to the Documents to the extent that it is a holder of Notes, the New Notes, Warrants and Units or a beneficiary under the Documents;

     (w) we express no opinion as to any obligation which the Documents may purport to establish in favour of any person who is not a party thereto;

     (x) we express no opinion as to the measure of damages or other payment which might be recoverable by any of the parties to any of the Documents or any other person in the event of any breach of any of the Documents or any claim thereunder nor as to whether any provision in any of the Documents conferring or waiving a right of set-off or similar right would be effective against an administrator, a receiver, a liquidator or their equivalent or a creditor;

     (y) we express no opinion as to the legality, validity or enforceability of any transaction or series of transactions which may be carried out to stabilise, maintain, or otherwise affect the price of the Notes, the New Notes, the Warrants or the Units;

     (z) if there was or is no commercial benefit (as referred to in assumption 4(k) above), the Documents to the extent they constitute a guarantee, indemnity, or other third party security interest given by the Company or any other company incorporated in the Hong Kong SAR will be vulnerable to challenge and may be set aside by the shareholders of the Company or such company or a liquidator or creditor of the Company or such company and any payments made under them required to be repaid; we express no opinion as to whether there was or is any such commercial benefit;

     (aa) the validity, performance and/or enforcement of obligations under the Documents may be limited in respect of any agreement that constitutes a guarantee, indemnity, third party security interest or other assurance against loss (a "guarantee" and "guarantor" shall be construed accordingly) given by the Company or any other companies incorporated in the Hong Kong SAR, by alteration or variation in respect of the obligations of the principal obligor including the granting of time by the beneficiary of such guarantee to the principal obligor for the performance of the principal obligor's obligations or the variation of the obligations of the principal obligor without the beneficiary reserving its rights against the Company or company and/or without obtaining the consent to such grant to, or variation of the obligations of, the principal obligor;
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     (bb) a provision in any Document obliging or giving an option to a party to negotiate or discuss is not legally binding, and this may apply to provisions to a similar effect;

     (cc) our opinion as to the enforceability of the Documents relates only to the enforceability in the Hong Kong SAR in circumstances where the High Court has and accepts jurisdiction. The terms "enforceability", "enforceable", "enforcement" or "enforce" in this opinion refer to the legal character of the obligations assumed by the parties under the Documents i.e. that they are of a type or character which the law of the Hong Kong SAR enforces or recognises. The terms do not address the extent to which a judgment obtained in a court outside the Hong Kong SAR would be enforceable in the Hong Kong SAR nor does it mean or imply that the Documents will be enforced in all circumstances or in accordance with their respective terms or in any foreign jurisdictions or by or against the parties or that a particular remedy will be available.

     Limits of our opinion: We have had no participation or involvement in drafting the Documents, the Preliminary Offering Memorandum and the Offering Memorandum, the Registration Statement or the prospectus and consent solicitation in connection therewith or any documents pursuant to any of the same nor in structuring the transactions contemplated thereby nor in negotiating their terms and we have not verified nor do we pass any opinion on the appropriateness or commerciality thereof nor, other than as expressly stated herein, on the legality or enforceability thereof.

     No opinion is expressed as to any liability to tax which may arise or be suffered as a result of or in connection with the Documents, the Preliminary Offering Memorandum or the Offering Memorandum or the Registration Statement or the prospectus and consent solicitation in connection therewith or the Notes, the Warrants or the Units or the New Notes or their creation or issue or in respect of dealings with any of the same and no opinion is expressed as to, nor responsibility assumed for, whether the Documents, the Preliminary Offering Memorandum and the Offering Memorandum or the Registration Statement or the prospectus and consent solicitation in connection therewith contain all the information required by or, save to the extent expressly opined upon in paragraph 5 above, that they otherwise comply with statute or general law or rules or regulations, whether or not having the force of law, in any respect and we have not investigated nor verified the truth, completeness, reasonableness, fairness or accuracy of any of the information or statements whether as to fact or law, contained in any of the same save as expressly set out in paragraph 5 above, and we have not assumed and do not assume any responsibility for ensuring that, nor have we verified that, no information whether as to fact or law, has been omitted therefrom or that any such documents referred to above contain all material information, statements whether as to fact or law, and facts and we express no opinion in this respect.


Basic Law

7. The Basic Law provides that the laws of Hong Kong in force at 30th June, 1997 are to be applied in the Hong Kong Special Administrative Region of the People's Republic of China (the "SAR") only in so far as they are not declared by the Standing Committee of the National People's Congress of the People's Republic of China (the "Standing Committee") to contravene the Basic Law.

Richards Butler                                                          Page 11
                                                               2nd October, 2000

--------------------------------------------------------------------------------
     The Basic Law does not appear to include any provision which would be contravened by any Hong Kong law in force today and which is relevant to this opinion. However, the interpretation of the Basic Law is a matter for the Standing Committee and we express no opinion as to how it will act.

This opinion is being furnished to, and is solely for the benefit of, the specific addressees at the head of this opinion and except with our express prior written consent, neither it nor its contents are to be used, circulated, quoted, published or otherwise referred to disseminated or disclosed for any other purpose or relied upon by any person or entity other than the specific persons to whom it is addressed at the head of this opinion at the date hereof. We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement and to the use of this firm's name under the caption "Legal Matters" in the prospectus and consent solicitation attached to the Registration Statement but to the extent only that our passing upon legal matters, as referred to therein is limited to the extent solely and exclusively that any such legal matter is expressly the subject of the terms of this opinion.

Yours faithfully,


/s/ RICHARDS BUTLER

RICHARDS BUTLER

                                  Schedule 1
                                  ----------

                      Documents (as defined in the Opinion)




a. copy of the Indenture (the "Indenture") dated as of 29th October, 1999 among the Issuer, ASAT Holdings Limited and its subsidiaries referred to therein as guarantors (the "Subsidiary Guarantors") and The Chase Manhattan Bank, as trustee executed by the parties in counterpart;

b. copy of the form of 12 1/2% Series A Senior Notes due 2006 (the "Notes") in the form of Exhibit A to the Indenture and by reference to and incorporating the footnotes to Exhibit A to the Indenture, the form of 12 1/2% Series B Senior Notes due 2006 (the "New Notes") (the Exchange Securities);

c. copy of the Registration Rights Agreement dated as of 29th October, 1999 among the Issuer, ASAT Holdings Limited, the Company, the Subsidiary Guarantors, Donaldson, Lufkin & Jenrette Securities Corporation and Chase Securities Inc. (the "Registration Rights Agreement") executed by the parties in counterpart;

                                  Schedule 2
                                  ----------


1. a copy of the Memorandum and Articles of Association of the Company certified as at 29th October, 1999;

2. a copy of the minutes of a meeting of the board of directors of the Company held on 26th October, 1999 allotting 35 new shares in the Company;

3. a copy of the minutes of a meeting of the board of directors of the Company held on 29th October, 1999 ratifying the execution of, inter alia, the issuance of the Offering Memorandum and approving the Indenture and the Registration Rights Agreement and delegating responsibility to Designated Officers (as defined in such minutes) to act on behalf of the Company;

4. a copy of the written resolutions of the shareholders of the Company amending the Articles of Association of the Company dated 20th October, 1999;

5. a copy of the written resolutions of the shareholders of the Company dated 29th October, 1999 ratifying the execution of, inter alia, the issuance of the Offering Memorandum and approving the Indenture and the Registration Rights Agreement and delegating responsibility to Designated Officers (as defined in such minutes) to act on behalf of the Company;

6. a copy of an undated certificate of incumbency of the director of the Company (the "Director's First Certificate ");

7. a copy of the annual return of the Company made up to 25th March, 1999 obtained from our search of the publicly available records in respect of the Company (the "Annual Return") at the Companies Registry in the Hong Kong SAR as mentioned in paragraph 2 of our opinion.

The documents listed at 2 and 3 are referred to in this opinion as the "Board Resolutions".

The documents listed at 4 and 5 are referred to in this opinion as the "Shareholders' Written Resolutions".

The Board Resolutions and the Shareholders' Written Resolutions are together referred to in this opinion as the "Resolutions".

            [LETTERHEAD OF RICHARDS BUTLER INTERNATIONAL LAW FIRM]


                                                               2nd October, 2000
Dear Sirs,

We have been asked to provide this opinion with regard to certain aspects of the laws of the Hong Kong Special Administrative Region of the People's Republic of China (the "Hong Kong SAR" or "Hong Kong") in respect of the guarantee by ASAT Holdings Limited, ASAT Limited, ASAT (Cayman) Limited, Timerson Limited (the "Company") and ASAT, Inc. (the "Guarantors") contained in an indenture dated as of 29th October, 1999 between ASAT (Finance) Limited (the "Issuer"), the Guarantors and The Chase Manhattan Bank, as trustee (the "Indenture") in connection with the filing by the Issuer, a Delaware corporation, of an Amendment No. 1 to the Registration Statement on Form S-4/F-4, Registration No. 333-11292 (the "Registration Statement"), with the United States Securities and Exchange Commission for the purpose of registering under the United States Securities Act of 1933, as amended, up to US$155,000,000 12.5% Senior Notes in exchange for the Issuer's outstanding 12.5% Senior Notes due 2006 and the guarantees in respect thereof.

All terms defined in the Indenture shall, except where otherwise defined or where the context so requires, have the same meanings in this opinion.

Introduction

1. For the purposes of giving this opinion, we have examined subject to the assumptions and qualifications set out below, the documents listed in
     Schedule 1 hereto (the "Documents") and the documents listed in Schedule 2 hereto.

     Except as expressly stated in this opinion, we have not for the purposes of giving this opinion examined any other contracts, instruments or other documents into which the Company or any other party may have entered nor have we made any other enquiries concerning the Company or any other person.

Richards Butler                                                           Page 2
                                                               2nd October, 2000
--------------------------------------------------------------------------------

Searches

2. We have undertaken or requested a third party to undertake, as the case may be, the following searches:-

     (a) a search (updated as of 27th October, 1999) at the Hong Kong Companies Registry against the filed particulars of the Company;

     (b) a compulsory winding-up search (updated as of 27th October, 1999) at the Official Receiver's Office of the Hong Kong SAR against the Company; and

     (c) a search carried out by Target On-Line Financial Limited (from 1st January, 1980 to 27th October, 1999)) against the Company of the Cause Book of the High Court of the Hong Kong SAR.


Hong Kong law

3. Our opinion relates solely to the Documents and to the law of the Hong Kong SAR as applied by The Basic Law of the Hong Kong Special Administrative Region of the People's Republic of China (the "Basic Law") at the date of this opinion and is governed by and to be construed in accordance with the law of the Hong Kong SAR as applied by the Basic Law. We have made no investigation of, and express or imply no opinion with respect to, the laws of any other jurisdiction and we do not undertake to advise you of any change in facts or law relevant to the opinions expressed herein. It is limited to the matters stated herein and does not extend and is not to be read as extending by implication to any other matter.


Assumptions

4. In our examination of the Documents and in giving this opinion, we have assumed with your consent and without verification that:-

     (a) all signatures and seals are genuine, that all documents submitted to us as originals are authentic and that all documents submitted to us as copies conform to the originals whether or not certified;

     (b) all factual statements, information and representations and warranties made in the documents listed in Schedules 1 and 2 hereto are correct and accurate and they are complete and up to date;

     (c) each of the Documents constituted and still constitute, or will when executed by the relevant parties thereto (and, in the case of the New Notes, duly and properly authenticated) and delivered constitute, valid and legally binding and enforceable obligations in accordance with its terms as against those parties under the laws and regulations of any jurisdiction other than the Hong Kong SAR which had, would or might have any implication in relation to the opinions expressed herein whether as a

Richards Butler                                                           Page 3
                                                               2nd October, 2000
--------------------------------------------------------------------------------

          matter of conflicts of laws principles or otherwise, including without limitation, of New York;

     (d) each of the parties to the Documents (other than the Company) has been duly incorporated or organised or its equivalent and is a validly existing legal entity and had and has the capacity, power and authority to enter into and perform its respective obligations under the Documents and that all assets, undertaking, property, debts, revenues or other rights whatsoever stated or purported to be owned by, or the property of, any of the parties to the Documents or to which any such party is stated or purported to have any title or rights were at the date of execution of the relevant Document and continue to be in fact beneficially owned by such party free from any Lien (as defined in the Indenture hereinafter "Lien"), security interests, set-off or other claims whatsoever other than as created under any relevant Document and any charges or mortgages revealed by the searches referred to in paragraph 2.(a) above as registered against the Company;

     (e) each of the Documents was and has been, as the case may be, duly authorised, executed and delivered by and was and, as the case may be, is binding upon each of the parties to such Document (other than the Company) and that each such party (other than the Company) obtained and will obtain any consent or authorisation and has made or given or will make or give all payments, filings or registrations or notices required or desirable in the Hong Kong SAR in connection with the entry into and performance of its obligations under and the validity, legality and enforceability of each of the Documents and that each such party including the Company obtained and will obtain any consent or authorisation and has made or given, and will make or give, all payments, filings or registrations or notices required or desirable in any other jurisdiction, including without limitation New York, in connection with the entry into and performance of its obligations under and the validity, legality and enforceability of each of the Documents;

     (f) each of the Documents was and has been delivered by each of the parties (except to the extent where we have opined that such Document has been delivered by the Company where required under the laws of the Hong Kong SAR) and was and is not subject to any escrow or similar arrangement;

     (g) there are no provisions of the laws or regulations of any jurisdiction outside the Hong Kong SAR which were or would be (as the case may be) contravened by the execution or delivery of or performance of obligations under, any of the Documents or which had or would or might have any implication in relation to the opinions expressed herein;

     (h) (1) the Director's First Certificate (as defined in Schedule 2 hereto) of the Company on which we have relied with your consent is complete and accurate and that the meeting of the board of directors of the Company of which the relevant Resolution (as defined in Schedule 2 hereto) is a record was held with a quorum present, notice of such meeting having been duly given to all the directors entitled to receive the same and that the proceedings of such meeting were conducted in accordance with the constitutional documents of the Company and the Companies Ordinance of the Hong Kong SAR (Cap.32) (the

Richards Butler                                                           Page 4
                                                               2nd October, 2000
--------------------------------------------------------------------------------

               "CO") including all declarations of directors interests and that the proceedings of such meeting are accurately recorded in the relevant Resolution and that the Designated Officers (as respectively defined in such resolutions) were validly appointed and have and will have the authority to carry out the actions delegated to them and will properly exercise such powers and that such resolutions have not been revoked, amended, superseded, replaced or rescinded and remain in full force and effect;

          (2) the shareholders' written resolutions of the Company of which the Shareholders' Written Resolutions are a record were passed in accordance with S116B of the CO and were duly signed by the persons whose signatures appear thereon and that such persons are all persons entitled to receive notice of and attend and vote at general meetings of the Company and that the Shareholders' Written Resolutions have not been revoked, amended, superseded, replaced or rescinded and remain in full force and effect;

     (i) no alteration has been made to the Memorandum and Articles of Association of the Company from the copy provided to us for inspection in October 1999;

     (j) there has been no alteration in the status or condition of the Company from that revealed in the searches referred to in paragraph 2 above other than as a result of the consummation of transactions contemplated by the Documents to the extent expressly opined on herein which might have an effect on the opinions expressed herein and that such searches reveal all matters required by law to be notified to the Hong Kong Companies Registry, the Office of the Official Receiver and the Registry of the High Court in the Hong Kong SAR (notwithstanding that any time limit for any such notification or registration has not yet expired) and has not been amended or updated or any further documents filed at the Hong Kong Companies Registry, the Office of the Official Receiver or the Registry of the High Court in the Hong Kong SAR in relation thereto since the date of the search; and that such searches did not fail to disclose any information which had been delivered for filing or registration but was not disclosed or as the case may be, did not appear on the relevant public records at the time of our searches;

     (k) there was and is commercial justification for the execution and delivery of, and the performance of the obligations under, the Documents to which the Company or any other company incorporated in the Hong Kong SAR is a party and that the directors of the Company and any such other company, as the case may be, concluded this to be the case in good faith; and that the execution and delivery of, and the performance of the obligations under, the Documents to which the Company or any such other company, as the case may be, is a party was and is for and for the commercial benefit of the Company and such other company and that such were conclusions at which the respective directors could and did reasonably and in good faith arrive (on which we express no opinion);

     (l) there was and is no matter which would adversely affect or which adversely affected the validity or regularity of the resolutions contained in any of the Resolutions; or

Richards Butler                                                           Page 5
                                                               2nd October, 2000
--------------------------------------------------------------------------------

          would affect or which affected the bone fides of the execution and delivery and performance of any of the Documents;

     (m) each of the parties to the Documents was fully solvent at the time of and immediately after execution and delivery of the Documents and is now and has been solvent since that time;

     (n) each of the parties to the Documents has complied with all laws and regulations relating to its business which might have an effect on the opinions expressed herein;

     (p) there was and is no improper purpose for any of the transactions contemplated by any of the Documents and the entry into of the Documents by the parties thereto did not and would not infringe the provisions of any contract, instrument or other document (other than the Documents) entered into by or affecting such parties which might affect the opinions expressed herein;

     (q) the persons named as directors of the Company in the Annual Return of the Company were all the directors of the Company as at the date of the relevant Resolutions;

     (r) no transaction in relation to the Documents or person having an economic interest in the Documents is a transaction or person in relation to which or whom any Order in Council shall have been made in furtherance of any resolution of the Security Council of the United Nations;

     (s) there were and are no other arrangements between any of the parties to the Documents which modify or supersede any of the terms thereof;

     (t) (1) neither of the Issuer nor any of the subsidiaries of the Company other than the Company has established or will establish a place of business in the Hong Kong SAR;

          (2) any other party to any of the Documents which was not already resident in the Hong Kong SAR, at the time of execution of the Documents has not and will not establish a place of business in the Hong Kong SAR and was not and will not become subject to any tax in, or under the laws or regulations of, the Hong Kong SAR;

     (u) there has been no change in the circumstances that existed at the date of the Resolutions with regards to any of the transactions contemplated by any of the Documents or any of the parties thereto that might have an effect on (i) our opinion dated 29th October 1999 given in respect of, inter alia, the Indenture and/or (ii) the opinions expressed herein.

Richards Butler                                                           Page 6
                                                               2nd October, 2000
--------------------------------------------------------------------------------

Opinion

5. Based upon the foregoing and subject to the qualifications set out below and to any matters not disclosed to us, we are of the opinion that:-

     (a) the execution, delivery and performance by the Company of the guarantee contained in the Indenture has been duly authorised by appropriate corporate action on the part of the Company and has been executed and delivered by the Company; and

     (b) the guarantee contained in the Indenture constitutes valid, legally binding and enforceable obligations of the Company under the laws of the Hong Kong SAR.


Qualifications

6.   This opinion is subject to the following qualifications:-

     (a) certain equitable remedies such as injunction and specific performance are available only at the discretion of the courts of the Hong Kong SAR and are not normally available where damages would be an adequate alternative. In addition, the exercise of legal rights may be affected by equitable considerations;

     (b) the binding nature and enforceability of the Documents are subject to all limitations resulting from bankruptcy, insolvency, liquidation, moratorium, re-organisation, re-construction or other laws, regulations, orders or judgments affecting the rights of creditors generally;

     (c) claims may be or become time barred or otherwise limited by prescription or lapse of time or be or become subject to defences of set-off or counterclaims or abatement and failure to exercise a right or rely on a provision promptly may operate as a waiver of that right or provision notwithstanding any terms of any Document to the contrary;

     (d) (1) where any obligations governed by the laws of the Hong Kong SAR are to be performed, observed or based upon a matter arising in a jurisdiction outside the Hong Kong SAR, they may not be enforceable by the courts of the Hong Kong SAR to the extent that such performance would be illegal or ineffective under the laws or regulations, or contrary to public policy, in that jurisdiction;

          (2) where any obligations are governed by the laws of a jurisdiction outside the Hong Kong SAR, they may not be enforceable by the courts of the Hong Kong SAR to the extent that such performance would be illegal or ineffective under the laws or regulations, or contrary to public policy, in that jurisdiction and/or the Hong Kong SAR;

     (e) we express no opinion as to whether or not a court in the Hong Kong SAR would give effect to any currency indemnity or conversion provisions contained in any of the Documents. Further, whilst the Hong Kong SAR courts have the power to render

Richards Butler                                                           Page 7
                                                               2nd October, 2000
--------------------------------------------------------------------------------

          judgments in foreign currencies, they may not necessarily do so and we express no opinion in this respect;

     (f) a court in the Hong Kong SAR might not enforce the provisions of the Documents to the extent that the same provides an indemnity for, or reimbursement of, legal costs incurred by an unsuccessful litigant; or where the court itself has made an order for costs or which would involve the enforcement of foreign revenue or penal laws. Furthermore, it is possible that a court in the Hong Kong SAR would hold that a judgment on any of the Documents whether given in the court in the Hong Kong SAR or elsewhere, would supersede such Documents to all intents and purposes, so that any obligations in such Documents which would, by their terms, purport to survive such a judgment might not in fact be held to do so;

     (g) a Hong Kong SAR court may not allow any sums to be recovered pursuant to contractual provisions which impose increased rates of interest or additional financial penalties to the extent to which they are regarded as amounting to a penalty and not a genuine and reasonable pre-estimate of loss. We express no opinion as to whether any such provisions in the Documents do constitute a penalty. Further, a court in the Hong Kong SAR may order payment of interest after judgment at a rate which differs from that provided in the Documents;

     (h) a certificate, determination, notification, calculation or opinion of any person under the Documents as to any matters provided for in the Documents might be held by the courts in the Hong Kong SAR not to be final, conclusive or binding if it could be shown to have an unreasonable or arbitrary basis, or in the event of manifest error and where any person is vested with a discretion or may determine a matter in its opinion, the law of the Hong Kong SAR may require that such discretion is exercised reasonably or that such opinion is based on reasonable grounds;

     (i) the severability of provisions of the Documents which are illegal, invalid or unenforceable under the laws of any jurisdiction is, as a matter of the laws of the Hong Kong SAR, at the discretion of the court; accordingly we express no opinion as to the enforceability or validity of any provision in the Documents regarding severability;

     (j) a court in the Hong Kong SAR may stay proceedings or decline to accept jurisdiction if concurrent proceedings are being brought elsewhere or where it is shown that there is some other forum, having competent jurisdiction, which is more appropriate for the trial of the action. Further, a court in the Hong Kong SAR may order a plaintiff, who is not ordinarily resident in the Hong Kong SAR to provide security for costs;

     (k) the effectiveness of provisions exculpating a party from a liability or duty otherwise owed are limited by law and an agreement may be varied, amended or discharged by a further agreement or affected by a collateral agreement which may be effected by an oral agreement or a course of dealing between the parties to an agreement, and provisions in the Documents providing that any such agreement may only be amended, waived or otherwise varied by an instrument in writing may not be effective;

Richards Butler                                                           Page 8
                                                               2nd October, 2000
--------------------------------------------------------------------------------


     (l) the enforcement of the rights and obligations of the parties to the Documents may be invalidated by fraud and may be limited by the provisions of the laws of the Hong Kong SAR applicable to contracts held to have been frustrated by events happening after their execution;

     (m) we express no opinion on whether any of the Documents may result in the breach of any restrictions on borrowing or the giving of guarantees imposed on any of the persons expressed to be parties thereto by any instrument to which any such person is a party or by which it may be bound and we express no opinion on the validity or enforceability of any provision in the Documents which may or may purport to exclude, limit, fetter or otherwise affect the applicability of statutory or similar provisions with respect to any of the parties to the Documents to the extent the same are not permitted to be so excluded, limited or fettered;

     (n) an assignment or a Lien or other security interest may be invalid or unenforceable if the terms attaching to the asset, undertaking, property, debts, revenues, contracts or other rights whatsoever (hereinafter "assets" and each an "asset") to which it relates or which it covers, or on which that asset is held, preclude the creation of an assignment or a Lien or other security interest over it. Furthermore, the enforcement of an assignment or a Lien or security interest is subject to certain rules of law. For example, a person who holds a Lien or other security interest over assets cannot sell the assets to himself and owes a duty to take reasonable care to realise the assets for a proper price;

     (o) a Lien or other security interest over, or assignment of, an asset may rank after:-

          (1) rights or interests which a third party holds in relation to that asset on the date on which the Lien or other security interest or assignment is created; or

          (2) rights or interests which a third party later acquires without notice of the existence of the Lien or other security interest or assignment, or, in some cases, with notice of the existence of the Lien or other security interest or assignment but without notice of a restriction precluding the owner of the asset from creating a right or interest such as that acquired by the third party;

     (p) we draw your attention to the general rule, so far as the law of the Hong Kong SAR is concerned, that the priority of an assignment of, or a Lien or other security interest, over a chattel or an asset such as a sum receivable or the benefit of a contract in relation to another Lien or other security interest or an assignment or an attachment over the same asset would normally depend on the relevant debtor or contract party having received notice of or been notified of the first assignment, Lien or other security interest, as the case may be, before notice of the other Lien or other security interest, assignment or attachment. Furthermore, the effectiveness of an assignment of, or a Lien or other security interest, over an amount receivable or the benefit of a contract may be affected by a default by the person granting the assignment or Lien or other security interest or by the party who is obliged to pay the receivable or to perform the contract, by the insolvency of that party or by the relevant obligational contract being discharged by supervening impossibility. Such an assignment, a Lien or other security

Richards Butler                                                           Page 9
                                                               2nd October, 2000
--------------------------------------------------------------------------------

          interest may also be affected by a right of set-off or similar right to which that party is entitled;

     (q) we express no opinion on the effectiveness of any Lien or other security interest created over, or of any assignment of, any assets situated outside the Hong Kong SAR nor as to the priority of any Lien or other security interest or assignment created under the Documents. In particular, the assets the subject of any Lien or other such security interest or assignment may be or become subject to equities or interests of other persons which take priority to or free from such Lien or other security interests or assignment and the validity, enforceability or effectiveness of a Lien or other security interest or assignment, or its priority in relation to other rights and interests, may be governed or affected by the law which governs, or is otherwise applicable to, the asset which the Lien or other security interest or assignment covers;

     (r) certain of the Liens or other security interests or assignments which are expressed to be created under the relevant Documents as fixed Liens or other security interests or legal Liens or other security interests or assignments may in fact take effect as floating charges and/or equitable Liens or other security interests or assignments, as the case may be;

     (s) it should be noted without prejudice to any other provision of this paragraph 6 that Section 267 of the CO provides that where a company is being wound up, a charge which, when created, was a floating charge on the undertaking or property of the company and which was also created within twelve months of the commencement of the winding-up shall, unless it is established that the company immediately after the creation of the charge was solvent, be invalid, except to the extent of any cash paid to the company at the time of or subsequent to the creation of, or and in consideration for, the charge together with interest. Further, Section 265 of the CO specifies certain preferential debts (including taxation and other debts due to the government) which, in a winding-up, rank in priority to claims under a charge created as a floating charge; rights to distraint, rights under a lien or under a garnishee order or in favour of any execution creditors or rights of set-off may arise in favour of other creditors which may also rank in priority to a floating charge if those rights are exercised prior to the crystallisation of the floating charge;

     (t) it should be noted, without prejudice to any other provision of this paragraph 6, that by section 266 of the CO a payment, security interest, guarantee or indemnity granted by a company within 6 months before the commencement of winding up proceedings will be deemed to be an unfair preference in favour of one of the company's creditors and will be invalid if that payment, security interest, guarantee or indemnity would, had it been granted by an individual within 6 months before the presentation of a bankruptcy petition on which the individual was adjudged to be bankrupt, be deemed to have been an unfair preference. However, the 6 months period is extended in the case of a person who is an "associate" of the company (as defined in Section 51B of the Bankruptcy (Amendment) Ordinance of the laws of the Hong Kong SAR) to a period of within 2 years before the commencement of the winding-up proceedings.

Richards Butler                                                          Page 10
                                                               2nd October, 2000
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          An individual will be deemed to have given an unfair preference to a person if:

          (a) that person is one of the debtor's creditors or a surety or guarantor of any of his debts or liabilities; and

          (b) the debtor does anything or suffers anything to be done which has the effect of putting that person into a position which, in the event of the debtor's bankruptcy, will be better than the position he would have been in if that thing had not been done.

          The court shall not make an order in respect of an unfair preference unless the debtor who gave the unfair preference was influenced in deciding to give it by a desire to produce in relation to that person the effect mentioned in (b) above.

          Where a company is wound up and it has, at the relevant time, given an unfair preference to any person, the transaction by which the unfair preference arose is invalid and the liquidator may apply to the court for an order that the position be restored to what it would have been if the company had not given the unfair preference;

     (u) the searches referred to in paragraph 2 above will not always reveal a Lien or whether any particular director holds office or whether any other events have occurred such as a change to the Memorandum of Association or the Articles of Association or any transfer of shares of the Company since the date of incorporation of the Company. This could be due to filing of the appropriate notice (or registration of the appropriate document) having been overlooked by any person, the notice (or document) being in the course of being filed (or registered) or (if successfully filed (or registered)) the notice (or document) not having been placed on the publicly available records of the Company (or the landed property in question);

     (v) no company is, as a matter of the Hong Kong SAR law, capable of contracting with itself, and we therefore express no opinion as to any obligations purporting to be imposed on the Issuer or on any of the other parties to the Documents to the extent that it is a holder of Notes, the New Notes, Warrants and Units or a beneficiary under the Documents;

     (w) we express no opinion as to any obligation which the Documents may purport to establish in favour of any person who is not a party thereto;

     (x) we express no opinion as to the measure of damages or other payment which might be recoverable by any of the parties to any of the Documents or any other person in the event of any breach of any of the Documents or any claim thereunder nor as to whether any provision in any of the Documents conferring or waiving a right of set-off or similar right would be effective against an administrator, a receiver, a liquidator or their equivalent or a creditor;

Richards Butler                                                          Page 11
                                                               2nd October, 2000
--------------------------------------------------------------------------------

     (y) we express no opinion as to the legality, validity or enforceability of any transaction or series of transactions which may be carried out to stabilise, maintain, or otherwise affect the price of the Notes, the New Notes, the Warrants or the Units;

     (z) if there was or is no commercial benefit (as referred to in assumption 4(k) above), the Documents to the extent they constitute a guarantee, indemnity, or other third party security interest given by the Company or any other company incorporated in the Hong Kong SAR will be vulnerable to challenge and may be set aside by the shareholders of the Company or such company or a liquidator or creditor of the Company or such company and any payments made under them required to be repaid; we express no opinion as to whether there was or is any such commercial benefit;

     (aa) the validity, performance and/or enforcement of obligations under the Documents may be limited in respect of any agreement that constitutes a guarantee, indemnity, third party security interest or other assurance against loss (a "guarantee" and "guarantor" shall be construed accordingly) given by the Company or any other companies incorporated in the Hong Kong SAR, by alteration or variation in respect of the obligations of the principal obligor including the granting of time by the beneficiary of such guarantee to the principal obligor for the performance of the principal obligor's obligations or the variation of the obligations of the principal obligor without the beneficiary reserving its rights against the Company or company and/or without obtaining the consent to such grant to, or variation of the obligations of, the principal obligor;

     (bb) a provision in any Document obliging or giving an option to a party to negotiate or discuss is not legally binding, and this may apply to provisions to a similar effect;

     (cc) our opinion as to the enforceability of the Documents relates only to the enforceability in the Hong Kong SAR in circumstances where the High Court has and accepts jurisdiction. The terms "enforceability", "enforceable", "enforcement" or "enforce" in this opinion refer to the legal character of the obligations assumed by the parties under the Documents i.e. that they are of a type or character which the law of the Hong Kong SAR enforces or recognises. The terms do not address the extent to which a judgment obtained in a court outside the Hong Kong SAR would be enforceable in the Hong Kong SAR nor does it mean or imply that the Documents will be enforced in all circumstances or in accordance with their respective terms or in any foreign jurisdictions or by or against the parties or that a particular remedy will be available.

     Limits of our opinion: We have had no participation or involvement in drafting the Documents, the Preliminary Offering Memorandum and the Offering Memorandum, the Registration Statement or the prospectus and consent solicitation in connection therewith or any documents pursuant to any of the same nor in structuring the transactions contemplated thereby nor in negotiating their terms and we have not verified nor do we pass any opinion on the appropriateness or commerciality thereof nor, other than as expressly stated herein, on the legality or enforceability thereof.

     No opinion is expressed as to any liability to tax which may arise or be suffered as a result of or in connection with the Documents, the Preliminary Offering Memorandum or the Offering

Richards Butler                                                          Page 12
                                                               2nd October, 2000
--------------------------------------------------------------------------------

     Memorandum or the Registration Statement or the prospectus and consent solicitation in connection therewith or the Notes, the Warrants or the Units or the New Notes or their creation or issue or in respect of dealings with any of the same and no opinion is expressed as to, nor responsibility assumed for, whether the Documents, the Preliminary Offering Memorandum and the Offering Memorandum or the Registration Statement or the prospectus and consent solicitation in connection therewith contain all the information required by or, save to the extent expressly opined upon in paragraph 5 above, that they otherwise comply with statute or general law or rules or regulations, whether or not having the force of law, in any respect and we have not investigated nor verified the truth, completeness, reasonableness, fairness or accuracy of any of the information or statements whether as to fact or law, contained in any of the same save as expressly set out in paragraph 5 above, and we have not assumed and do not assume any responsibility for ensuring that, nor have we verified that, no information whether as to fact or law, has been omitted therefrom or that any such documents referred to above contain all material information, statements whether as to fact or law, and facts and we express no opinion in this respect.


Basic Law

7. The Basic Law provides that the laws of Hong Kong in force at 30th June, 1997 are to be applied in the Hong Kong Special Administrative Region of the People's Republic of China (the "SAR") only in so far as they are not declared by the Standing Committee of the National People's Congress of the People's Republic of China (the "Standing Committee") to contravene the Basic Law.

     The Basic Law does not appear to include any provision which would be contravened by any Hong Kong law in force today and which is relevant to this opinion. However, the interpretation of the Basic Law is a matter for the Standing Committee and we express no opinion as to how it will act.

This opinion is being furnished to, and is solely for the benefit of, the specific addressees at the head of this opinion and except with our express prior written consent, neither it nor its contents are to be used, circulated, quoted, published or otherwise referred to disseminated or disclosed for any other purpose or relied upon by any person or entity other than the specific persons to whom it is addressed at the head of this opinion at the date hereof. We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement and to the use of this firm's name under the caption "Legal Matters" in the prospectus and consent solicitation attached to the Registration Statement but to the extent only that our passing upon legal matters, as referred to therein is limited to the extent solely and exclusively that any such legal matter is expressly the subject of the terms of this opinion.

Yours faithfully,

/s/ RICHARDS BUTLER

RICHARDS BUTLER

                                   Schedule 1
                                   ----------

                      Documents (as defined in the Opinion)

a. copy of the Indenture (the "Indenture") dated as of 29th October, 1999 among the Issuer, ASAT Holdings Limited and its subsidiaries referred to therein as guarantors (the "Subsidiary Guarantors") (including the Company) and The Chase Manhattan Bank, as trustee executed by the parties in counterpart;

b. copy of the form of 12 1/2% Series A Senior Notes due 2006 (the "Notes") in the form of Exhibit A to the Indenture and by reference to and incorporating the footnotes to Exhibit A to the Indenture, the form of 12 1/2% Series B Senior Notes due 2006 (the "New Notes") (the Exchange Securities);

c. copy of the Registration Rights Agreement dated as of 29th October, 1999 among the Issuer, ASAT Holdings Limited, the Company, the other Subsidiary Guarantors, Donaldson, Lufkin & Jenrette Securities Corporation and Chase Securities Inc. (the "Registration Rights Agreement") executed by the parties in counterpart;

                                      -1-